99.1 Purchase Agreement

EXCLUSIVE RIGHT
TO
PURCHASE STOCK

This Exclusive Right to Purchase Stock agreement (this “Agreement”) is entered into as of April 17, 2013 (the “Effective Date”) by and among Jerry Hansan and Tracy Johnson (“Sellers”) and GDT Tek, Inc., a Florida corporation (“Buyer”).

WHEREAS, Sellers are the beneficial owners of 100% of the outstanding shares (the “Shares”) of common stock, par value $8,950,000 (the “Common Stock”) of Fiber Recovery, Inc., a Wisconsin corporation (the “Company”).

WHEREAS, Sellers desire to sell, and Buyer desires to purchase, all of the Shares on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Purchase and Sale of Securities. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, at the Closing (as defined below) Sellers shall sell, assign and transfer to Buyer, and Buyer shall purchase from Seller, the Shares for consideration of an aggregate consideration of $8,950,000 in cash as detailed in the Counteroffer attached as Exhibit 1 and the equivalent of $2,000,000 worth of Buyer’s stock valued on the date of closing (the “Purchase Price”).

2. Closing. The Buyer shall have the exclusive right to purchase the Shares as set forth herein until December 31, 2013.  The delivery of and payment for the Shares, shall take place on a date determined by the Buyer, on at least ten (10) days written notice to Sellers, on or before December 31, 2013 (the “Closing” and such date, the “Closing Date”).

3. Deliveries.

(a) Within thirty (30) days of the date of this Agreement the Sellers shall provide the Buyer with all reasonable financial records (including, by way of example, without limitation, tax returns, financial statements, accounting records, etc.) for the Buyer’s review and examination.  Upon request of the Buyer, the Sellers shall provide the Buyers with any updated financial records as part of Buyer’s due diligence.  The financial records shall be in a form that is auditable by Buyer and in such a manner as the Buyer may be able to include such information as part of any filing with the Securities and Exchange Commission, including any pro forma financial statements.  In the event that records are not auditable, or unacceptable to the Buyer, the Buyer may terminate this agreement and neither party shall have any further obligation to the other.

(b) On the Closing Date, Sellers shall deliver or cause to be delivered to the Buyer stock certificates representing the Shares, duly endorsed in blank or accompanied by proper instruments of transfer duly signed by Sellers together with instructions to issue one certificate representing 100% of the then outstanding shares of Common Stock in the name of Buyer and such other instruments as are necessary to effectuate the transfer of the Shares to Buyer.

(c) On the Closing Date, Buyer shall pay Seller the Purchase Price by check, wire transfer, cash, money order, or other form of payment reasonably selected by Buyer, together with the required shares of the Buyer as set forth herein.

4. Representations and Warranties of Seller. Sellers represent and warrant to Buyer as of the date hereof and as of the Closing Date as follows:

(a) Binding Obligation. Sellers have the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Sellers and constitutes a valid and legally binding agreement of Sellers, enforceable against Buyer in accordance with its terms.

(b) No Consents. No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the execution of this Agreement by Sellers or for the consummation by Sellers of any of the transactions contemplated hereby.

(c) No Conflict. Sellers’ execution, delivery and performance of this Agreement has not resulted in and will not result in: (i) any breach or violation of any statute, judgment, decree, order, rule or regulation applicable to Sellers or any of Sellers’ properties or assets, or (ii) any default (nor has any event occurred which with notice or passage of time, or both, would constitute a material default) in the performance or observance of a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any material contract, agreement, instrument, commitment, arrangement or understanding to which the Sellers are a party.

(d) Sophistication and Knowledge. Sellers: (i) are sophisticated with respect to the purchase and sale of the Shares; (ii)  have adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Shares;  (iii) have such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the sale of securities of the type contemplated in the transaction contemplated hereby; and (iv) have independently and without reliance upon Buyer, and based on such information as Sellers have deemed appropriate, made Sellers’ own analysis and decision to enter into the transaction contemplated hereby.

 (e)  Employees of the Company. The Sellers represent that all of the employees who are employed by the Company on the date of this Agreement will continue to be employees of the Company on the Closing Date and for the foreseeable future thereafter, except for Hansen Johnson.  In the event any employee is no longer so employed, the parties my renegotiate the Purchase Price or the Buyer may terminate this Agreement.

 (f)  No Advice. Sellers understand that nothing in this Agreement or any other materials presented to Sellers in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Sellers have consulted such legal, tax and investment advisors as Sellers, in Sellers’ sole discretion, have deemed necessary or appropriate in connection with Sellers’ sale of the Shares.

 (g)  Brokers. No agent, broker, investment banker, or other person acting under the authority of the Sellers or any of Sellers’ affiliates is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly from Seller or any affiliate of Seller as a result of the consummation of the transactions contemplated by this Agreement.

5. Representations and Warranties of Buyer. Buyer represents and warrants to Sellers    as of the date hereof and as of the Closing Date as follows:

(a) Binding Obligation. Buyer has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Buyer and constitutes a valid and legally binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

(b) No Consents. No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the execution of this Agreement by Buyer or for the consummation by Buyer of any of the transactions contemplated hereby.

(c) No Conflict. Buyer’s execution, delivery and performance of this Agreement has not resulted in and will not result in (i) any breach or violation of any statute, judgment, decree, order, rule or regulation applicable to Buyer or any of Buyer's properties or assets, or (ii) any default (nor has any event occurred which with notice or passage of time, or both, would constitute a material default) in the performance or observance of a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any material contract, agreement, instrument, commitment, arrangement or understanding to which the Buyer is a party.

(d) Sophistication. Buyer (i) is a sophisticated buyer with respect to the purchase of the Shares, (ii) is able to bear the economic risk associated with the purchase of the Shares, (iii) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the purchase of the Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of securities of the type contemplated in the transaction contemplated hereby and (v) has independently and without reliance upon Seller, and based on such information as Buyer has deemed appropriate, made Buyer's own analysis and decision to enter into the transaction contemplated hereby.

 (e) No Advice. Buyer understands that nothing in this Agreement or any other materials presented to Buyer in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Buyer has consulted such legal, tax and investment advisors as Buyer, in Buyer's sole discretion, has deemed necessary or appropriate in connection with Buyer’s purchase of the Shares.

(f) Brokers. No agent, broker, investment banker, or other person acting under the authority of the Buyer or any of Buyer’s affiliates is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly from Buyer or any affiliate of Buyer as a result of the consummation of the transactions contemplated by this Agreement.

6. Miscellaneous.

(a) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(b) Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

(c) Jurisdiction. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF COURTS OF THE STATE OF FOR ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO IT, AND WAIVE ANY OBJECTION THAT SUCH PARTY MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE PERSONAL JURISDICTION OVER SUCH PARTY.

(d) Waiver of Jury Trial THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) Survival. All of the representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing.

(f) Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior negotiations with respect to the subject matter hereof.

(g) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (h) Severability. The illegality, invalidity, or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

(i) Amendments; Waivers. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Buyer and Seller, and no waiver of any provision of this Agreement, nor consent to any departure by either party from it, shall be effective unless it is in writing and signed by the affected party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(j) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(k) Further Assurances. In addition to the actions, documents and instruments specifically required to be taken or delivered hereby, prior to and after the Closing and without further consideration, Sellers and Buyer shall execute, acknowledge and deliver such other assignments, transfers, consents and other documents and instruments and take such other actions as any party, or their counsel, may reasonably request in order to complete and perfect the transactions contemplated by this Agreement, including, without limitation, any instruments of transfer as may be reasonably requested to effectuate the transfer of the Shares to Buyer.

IN WITNESS WHEREOF, Buyer and Seller have duly executed this Agreement as of the date first above written.

SELLERS:

Name	Name

BUYER:  GDT Tek, Inc.

By: Bo Linton / President

EXHIBIT 1

REVISED AS PER AGREEMENT

February 13, 2013

February 6, 2013

Dear Mr. Linton:

Regarding: Counteroffer

Herein is contained a counteroffer to your offer to purchase dated February 4, 2013.  We agree in principal to the greater part of your offer with some exceptions.  The Sale is for all of the stock of the entities that make up Fiber Recovery Inc.

Those exceptions to your offer are noted in italics.

1.	Purchase Price $8,950,000 cash which pays off all existing debt.

2.
The amount of the assets listed under Current Assets presently totaling at $424,205 will be added to the purchase price listed above but that same amount will be paid back in cash to the buyer at closing, resulting in no net change in the actual Purchase Price, but removing that item from the balance sheet.

3.	Verification that the gross revenues of approximately $2 million per year.

4.	Verification that the Cost of Goods Sold approximately $650,000 per year.

5.	Verification that the Expense are approximately $390,000 per year, with Salt Lake Office cost removed, which includes interest payment on the current secured debt.

6.	All contracts and permits are to be verified.

7.	All books and records are to be verified.

8.	All accounting and financial records are to be audited at buyers expense.

9.	Confirm that all corporate taxes both state and federal are filed for all companies that are part of this transaction, i.e.;

a.	2009, 2010 and 2011 business tax returns.

b.	2009, 2010 and 2011 P&L and Balance Sheet.

c.	2012 P&L and Balance Sheet.

d.	2011 October P&L and Balance Sheet.

10.	Conditions to close:

a.	Verification of Accounts Payable and Accounts Receivable.

b.	Verification that all employees payrolls are current.

c.	Review of all employee contracts with current staff.

d.	Physical inspection of facilities by buyer and or his agent.

e.	Seller agrees to train GDT TDK's representatives the operation of the business for at least two months after closing.

11.
It is understood, between the parties, that Fiber Recovery Inc. is currently undertaking an expansion of its drying operation.  Consequently timing of this transaction contained herein is critical.  If as a result of decisions made as part of that expansion the parties are not in agreement, either party may terminate this Letter of Intent with a ten-day notice.

12.	Escrow Period

a.	Close within 120 days or sooner from the date of the signing this agreement unless mutually extended by buyer and seller.

It is understood that all information that is shared by each party's is confidential and not to be shared unless approved by both parties and or unless required by law.  Each party executing is in agreement as stated above.

GDT TEK, Inc.	Name of Party

By Bo Linton President	By Jerry Hansen President